Client Name:
Client Project Name:	BRAVO 2026-NQMR1
Start - End Dates:	2/20/2016 - 6/14/2022
Deal Loan Count:	384

Waived Conditions Summary

Review Scope	Category	Code	Description	Count
Credit	Terms/Guidelines	CRDTER3124	Loan documents do not meet guideline requirements	3
Credit	Credit/Mtg History	CRDCRMH193	Length of mortgage/rental history in file does not meet guideline requirement	1
Credit	DTI	CRDDTI2540	Missing verification of some or all components of non-subject PITI	1
Credit	LTV/CLTV	CRDLTV3024	LTV Exceeds Guideline Requirement by less than 5%	2
Credit	LTV/CLTV	CRDLTV3026	LTV Exceeds Guideline Requirement by at least 5%, but less than 10%	1
Credit	LTV/CLTV	CRDLTV3028	LTV Exceeds Guideline Requirement by 10% or more	1
Credit	Income/Employment	CRDINC888	Income Amount is Unsupported by Documentation in File	1
Credit	Assets	CRDAST2354	Asset Verification In File is Incomplete Per Requirements	1
Property Valuations	FEMA	PRVAFEMA856	Natural Disaster Area, no subsequent inspection (Public)	1
Property Valuations	Property	PRVAPROP177	Property Issues Indicated	1
Compliance	Ability to Repay/Qualified Mortgage	CMPATRQM2908	TILA - Loan subject to Ability to Repay/Qualified Mortgage rule; Residual income analysis does not meet client guidelines	2
Compliance	TILA/RESPA Integrated Disclosure	CMPTRID3716	TRID - Curable issue related to the Closing Disclosure in file	1
Compliance	TILA/RESPA Integrated Disclosure	CMPTRID4310	TRID - CD: The value for Funds for Borrower in the LE column of the CD's Calculating Cash to Close table is different from the value disclosed on the last LE	1
Total				17

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